UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2014

HIGH PERFORMANCE BEVERAGES COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-54973	27-3566307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5137 E. Armor St., Cave Creek, AZ 85331

   (Address of principal executive offices) (Zip code)

(602) 326-8290

   (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

High Performance Beverages Company, a Nevada corporation, (the “Company”) is furnishing this Current Report on Form 8-K/A in order to amend the previously filed Current Report on Form 8-K dated March 24, 2014. This Form 8-K/A, Amendment No. 1 is being furnished to revise the disclosure under Item 4.02 “Non-Reliance on Previously Issued Financial Statements of an Audit Related Report or Completed Interim Review” to provide additional information as required by Item 4.02 of Form 8-K.

Item 4.02       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2014, in the process of preparing its quarterly report on Form 10-Q for the quarter ended January 31, 2014, the Company’s management became aware that the Company’s financial statements in the annual report for the year ended July 31, 2012 erroneously did not give effect to shareholder advances for the payment of accounting fees and improperly treated shares issued for services as a liability as opposed to equity.  In addition, the Company determined that during the fiscal year ended July 31, 2013, it had (1) erroneously excluded from the derivative liability valuation a contract entered into late in the fiscal year that allowed for the settlement of the Company’s financial obligations under the contract in the Company’s common stock, based upon the price of the Company’s stock at the time of settlement; and, (2) excluded the value of common stock to be issued for services performed from the financial statements resulting in an understatement of compensation expense.  Accordingly, the Company’s management determined that the financial statements included in the annual reports for the years ended July 31, 2012 and 2013 cannot be relied on and instructed the Company’s Chief Financial Officer to restate such financial statements and file amendments to such financial statements as soon as practicable.

The Company’s Board of Directors, as well as its management have discussed the matters in this Current Report on Form 8-K with L.L. Bradford & Company, LLC, the Company’s independent public registered accounting firm.

The following tables summarize the effect of corrections on the consolidated financial statements as of the three months ended October 31, 2013:

	Previously Reported	Adjustments	Current Restatement
Assets
Current assets
Cash	$23,960	$-	$23,960
Accounts receivable, net	-	-	-
Inventory	33,766	-	33,766
Deferred loan costs	26,747	-	26,747

Total current assets	84,473	-	84,473
Total assets	$84,473	$-	$84,473

Liabilities
Accrued expenses	$111,467	$16,417	$127,884
Senior secured convertible note payable	402,800	-	402,800
Derivative Liability	452,912	687,585	1,140,497
Total current liabilities	967,179	704,200	1,671,181

Total liabilities	967,179	704,200	1,671,181

Stockholders' deficit:
Common stock	121,408	(5,000)	116,408
Stock subscription payable	315,600	(61,361)	254,239
Additional paid in capital	2,488,564	100,722	2,589,286
Retained earnings from discontinued operations	6,944	-	6,944
Accumulated deficit	(3,815,222)	(738,363)	(4,553,585)
Total stockholders' deficit	(882,706)	(704,002)	(1,586,708)

Total liabilities and stockholders' deficit	$84,473	$-	$84,473

	Previously Reported	Adjustments	Current Restatement
Statement of Operations
Revenue	$373	$-	$373
Cost of goods sold	1,392	-	1,392
Gross profit	(1,019)	-	(1,019)

Operating expenses
General, administrative and other	77,606	4	77,610
Marketing	10,847	(1)	10,846
Compensation	983,292	-	983,292

Total Operating Expenses	1,071,745	3	1,071,748

Loss from continuing operations	(1,072,764)	(3)	(1,072,767)

Other income (expense)
Change in derivative liability	210,482	687,585	898,067
Interest expense	209,268	-	209,268

Total Other (Income) Expense	419,750	687,585	1,107,335

Net loss	$(1,492,514)	$(687,588)	$(2,180,102)

Net loss per common share	$(0.00)	$(0.02)	$(0.02)

The following tables summarize the effect of corrections on the consolidated financial statements as of the year ended July 31, 2013:

	Previously Reported	Adjustments	Current Restatement
Assets
Current assets
Cash	$3,920	$-	$3,920
Accounts receivable, net	-	-	-
Inventory	31,034	-	31,034
Deferred loan costs	174,857	-	174,857

Total current assets	209,811	-	209,811
Total assets	$209,811	$-	$209,811

Liabilities and Stockholders’ Deficit

Liabilities:
Accrued expenses	$60,564	$16,415	$76,979
Convertible notes payable, net	270,000	-	270,000
Derivative liability	242,430	-	242,430

Total current liabilities	572,994	16,415	589,409
Total liabilities	572,994	16,415	589,409

Stockholders' deficit:
Common stock	108,970	(5,000)	103,970
Stock subscription payable	282,220	(61,381)	220,839
Additional paid in capital	1,561,409	100,723	1,662,132
Retained earnings from discontinued operations	6,944	-	6,944
Accumulated deficit	(2,322,706)	(50,777)	(2,373,483)
Total stockholders' deficit	(363,183)	(16,415)	(379,598)
Total liabilities and stockholders' deficit	$209,811	$-	$209,811

	Previously Reported	Adjustments	Current Restatement
Statement of Operations
Revenues	$55,143	$-	$55,143
Cost of goods sold	36,411	-	36,411
Gross profit	18,732	-	18,732

Operating expenses
General, administrative and other	502,162	(220)	501,942
Marketing	982,637	-	982,637
Product development	37,077	-	37,077
Compensation	313,007	50,997	364,004

Total Operating Expenses	1,834,886	50,777	1,885,660

Other expense
Interest expense	120,329	-	120,329
Change in derivative liability	242,430	-	242,430

Loss from continuing operations	(2,178,910)	(50,777)	(2,229,687)

Discontinued operations, net	-	-	-

Net loss	$(2,178,910)	$(50,777)	$(2,229,687)

Net loss per common share	$(0.02)	$(0.00)	$(0.02)

The following tables summarize the effect of corrections on the consolidated financial statements as of the nine months ended April 30, 2013:

	Previously Reported	Adjustments	Current Restatement
Assets
Current assets
Cash	$39,015	$-	$39,015
Prepaid expenses	37,042	-	37,042
Inventory	26,587	-	26,587
Deferred loan costs	316,977	-	316,977
Total current assets	419,621	-	419,621
Total assets	$419,621	$-	$419,621

Liabilities:
Accrued expenses	$44,463	$16,415	$60,878
Senior secured convertible note payable	240,000	-	240,000
Total current liabilities	288,463	16,415	300,878
Derivative liability	118,133	-	118,133

Total liabilities	402,596	16,415	419,011

Stockholders' deficit: Common stock	103,970	-	103,970
Stock subscription payable	282,220	(61,361)	220,859
Additional paid in capital	1,568,130	95,723	1,663,853
Retained earnings from discontinued operations	6,944	-	6,944
Accumulated deficit	(1,944,239)	(50,777)	(1,995,016)
Total stockholders' deficit	17,025	(16,415)	610

Total liabilities and stockholders' deficit	$419,621	$-	$419,621

Statement of Operations

	Previously Reported	Adjustments	Current Restatement

Revenues	$53,283	$-	$53,283
Cost of goods sold	35,499	-	35,499
Gross Profit
Operating expenses	17,784	-	17,784
General, administrative and other	368,094	-	368,094
Marketing	970,379	-	970,379
Product development	37,019	-	37,019
Compensation	300,001	50,777	351,778
Total Operating Expenses	1,676,493	50,777	1,727,270

Other income (expense)
Interest expense and finance costs	(23,601)	-	(23,601)
Change in derivative liability	(118,133)	-	(118,133)

Loss from continuing operations	(1,785,231)	(50,777)	1,851,220)

Discontinued operations, net	-	-	-

Net loss	$(1,785,231)	$(50,777)	$(1,851,220)

Net loss per common share	$(0.00)	$(0.02)	$(0.02)

The following tables summarize the effect of corrections on the consolidated financial statements as of the six months ended January 31, 2013:

	Previously Reported	Adjustments	Current Restatement
Assets
Current assets
Cash	$2,529	$-	$2,529
Prepaid expenses	10,861	-	10,861
Inventory	53,377	-	53,377
Deferred loan costs	452,221	-	452,221
Total current assets	518,988	-	518,988
Total assets	$518,988	$-	$518,988

Liabilities:
Accrued expenses	$21,748	$32,830	$54,578
Senior secured convertible note payable	100,000	-	100,000
Total current liabilities	121,748	32,830	154,578

Total liabilities	121,748	32,830	154,578

Stockholders' deficit: Common stock	97,560	-	94,150
Stock subscription payable	510,000	(61,361)	448,639
Additional paid in capital	645,242	44,946	690,188
Retained earnings from discontinued operations	6,944	-	6,944
Accumulated deficit	(862,506)	(16,415)	(878,921)
Total stockholders' deficit	397,420	(32,830)	364,410

Total liabilities and stockholders' deficit	$518,988	$-	$518,988

Statement of Operations

	Previously Reported	Adjustments	Current Restatement
Revenue	$-	$-	$-
Operating expenses
General, administrative and other	175,673	-	175,673
Marketing	183,129	-	183,129
Product development	37,019	-	37,019
Compensation	314,500	-	314,500
Total Operating Expenses	710,321	-	710,321
Other income (expense)
Interest expense and finance costs	(8,389)		(8,389)

Loss from continuing operations	(718,710)	-	(718,710)

Discontinued operations, net	-	-	-

Net loss	$(718,710)	$-	$(718,710)

Net loss per common share	$(0.00)	$(0.00)	$(0.00)

The following tables summarize the effect of corrections on the consolidated financial statements as of the three months ended October 31, 2012:

	Previously Reported	Adjustments	Current Restatement
Assets
Current assets:
Cash	$2,234	$2,234	$2,234
Total current assets	2,234	2,234	2,234
Total assets	$2,234	$2,234	$2,234
Liabilities:
Accrued expenses	$9,539	$16,415	$25,954
Total current liabilities	9,539	16,415	25,954
Liability for Issuable Common Stock	203,361	(203,361)	-

Total liabilities	212,900	(186,946)	25,954

Stockholders' deficit: Common stock	94,150	-	94,150
Additional paid in capital	(22,709)	44,946	22,237
Stock subscription payable	-	142,000	142,000
Retained earnings from discontinued operations	6,944	-	6,944
Accumulated deficit	(289,051)	-	(289,051)
Total stockholders' deficit	(210,666)	186,946	(23,720)

Total liabilities and stockholders' deficit	$2,234	$-	$2,234

Statement of Operations

	Previously Reported	Adjustments	Current Restatement
Revenue	$-	$-	$-

Operating expenses
General, administrative and other	53,380	-	53,380
Marketing	43,131	-	43,131
Product development	21,744	-	21,744
Compensation	27,000	-	27,000
Total Operating Expenses	145,255	-	145,255

Loss from continuing operations	(145,255)	-	(145,255)

Discontinued operations, net	-	-	-

Net loss	$(145,255)	$-	$(145,255)

Net loss per common share	$(0.00)	$(0.00)	$(0.00)

The following tables summarize the effect of corrections on the consolidated financial statements as of the year ended July 31, 2012:

	Previously Reported	Adjustments	Current Restatement
Assets
Assets	$-	$-	$-
Total assets	$-	$-	$-
Liabilities:
Accrued expenses	$4,050	$32,830	$36,880
Total current liabilities	4,050	32,830	36,880

Liability for Issuable Common Stock	61,361	(61,361)	-

Total liabilities	65,411	(28,531)	36,880

Stockholders' deficit: Common stock	94,150	-	94,150
Additional paid in capital	(22,709)	44,946	22,237
Retained earnings from discontinued operations	6,944		6,944
Accumulated deficit	(143,796)	(16,415)	(160,211)
Total stockholders' deficit	(65,411)	(28,531)	(36,880)

Total liabilities and stockholders' deficit	$-	$-	$-

Statement of Operations

	Previously Reported	Adjustments	Current Restatement
Revenue	$-	$-	$-

Operating expenses
General, administrative and other	49,820	16,415	66,235
Marketing	5,863	-	5,863
Product development	45,413	-	45,413
Compensation	20,000	-	20,000
Total Operating Expenses	121,096	16,415	137,511

Loss from continuing operations	(121,096)	16,415	(137,511)

Discontinued operations, net	(25)	-	(25)

Net loss	$(121,121)	$16,415	$(137,536)

Net loss per common share	$(0.00)	$(0.00)	$(0.00)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH PERFORMANCE BEVERAGES COMPANY

Dated: April 25, 2014	By:	/s/ Toby McBride
Name: Toby McBride
Title: Chief Executive Officer